UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2011

TARGET ACQUISITIONS I, INC. (Exact name of registrant as specified in its charter)

Delaware	000-53328	26-2895640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Laenani Street Haiku, HI 96708 (310) 396-1691 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Dismissal or resignation of independent registered public accounting firm

On September 29, 2010, the Company reported in a Form 8-K filed with the U.S. Securities and Exchange Commission that it had received a letter from the Company’s former audit firm, M&K CPAs, PLLC (“M&K”), that M&K had ceased its relationship with the Company and had resigned as the Company’s independent registered public accounting firm.

(b) Engagement of new independent registered accounting firm.

On May 1, 2011, the Company approved the engagement of Paritz & Co. as the Company's new independent registered public accounting firm for the fiscal years ended December 31, 2009. December 31, 2010 and December 31, 2011. During the two most recent fiscal years and the subsequent interim period through the date of the resignation of M&K, the Company did not consult with Paritz & Co. regarding any matters described in Item 304(a)(2)(i)or(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET ACQUISITIONS I, INC.

Dated: May 1, 2011	By:	/s/ Geoffrey Alison
Geoffrey Alison
President